INCOME TAXES	9 Months Ended
Sep. 30, 2018
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
The effective tax rates for the three months ended September 30, 2018 and 2017 were 37.3% and 61.4%, respectively. The effective tax rate for the nine months ended September 30, 2018 was 28.4%, compared to 44.7% for the nine months ended September 30, 2017. The effective tax rates for the three and nine months ended September 30, 2017 were primarily impacted by unbenefited losses in certain jurisdictions.
U.S. Tax Reform changed many aspects of U.S. corporate income taxation including, but not limited to, reducing the corporate tax rate from 35% to 21%, implementing a quasi-territorial tax system and imposing a tax on deemed repatriated earnings of certain foreign subsidiaries. At the end of 2017, the Company reasonably estimated the effects of U.S. Tax Reform. During the three and nine months ended September 30, 2018, the Company recognized an immaterial net tax benefit, in accordance with the guidance outlined in Staff Accounting Bulletin No. 118 ("SAB 118"), in refining the provisional estimates of U.S. Tax Reform reflected in our 2017 results. During the final three months of 2018, the Company will finalize its provisional estimates of accounting for the impacts of U.S. Tax Reform.
As of the three and nine months ended September 30, 2018, the Company maintained a full valuation allowance on certain Italian net deferred tax assets. There has, however, been a trend of increasingly positive evidence indicating these deferred tax assets could be realized. Such evidence has included, but not been limited to, a recent emergence from losses in current cumulative three-year periods. Given the cyclical nature of our business, a sustained period of cumulative pre-tax earnings, coupled with projections of future income before taxes, would represent significant positive evidence regarding possible recognition of these deferred tax assets. Accordingly, we will continue assessing these and other factors in concluding whether, based on the weight of all available evidence, it is more likely than not these deferred tax assets will be realized. Currently, we believe it is at least reasonably possible a significant portion or all of this valuation allowance could be released within the next 12 months, perhaps as soon as the final quarter of this year. Such a release would materially and favorably affect net income as the valuation allowance was approximately $0.7 billion at December 31, 2017.